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                                                                    EXHIBIT 10.6


                  This SUBSCRIPTION AND CO-INVESTMENT AGREEMENT (this "Agreement") is made as of this 10th day of February, 2000 by and among WBT Holdings LLC, a Delaware limited liability company (the "Company"), U.S. Equity Partners, L.P., a Delaware limited partnership ("USEP"), U.S. Equity Partners (Offshore), L.P., a Cayman Islands limited partnership ("Offshore," together with USEP, the "U.S. Equity Group"), the investor identified on the signature page attached hereto (the "Investor") and WP Management Partners, L.L.C., a Delaware limited liability company and the general partner of the U.S. Equity Group ("WPMP").

                                    RECITALS

                  WHEREAS, WP Education Holdings LLC, a Delaware limited liability company ("WP Education") is a party to that certain Purchase Agreement by and between itself and ZD Inc., dated as of November 19, 1999 (as amended, the "Purchase Agreement") relating to the purchase of certain assets of ZD Inc. (the "IT Assets") relating to the business of providing integrated information technology learning solutions to businesses and government organizations;

                  WHEREAS, the Investor is a party that certain Subscription and Co-Investment Agreement, dated November 15, 1999 (the "Original Agreement"), by and among WP Education, the U.S. Equity Group, the Investor a party thereto and WPMP, whereby the Investor subscribed to purchase membership interests in WP Education in order to enable WP Education to purchase the IT Assets;

                  WHEREAS, in accordance with the provisions of the Purchase Agreement, WP Education has assigned its rights to acquire the IT Assets subject thereto to certain of its affiliates;

                  WHEREAS, in connection therewith, the Company and its subsidiary, WBT Operating LLC ("WBT Operating"), have been established for the purposes of acquiring certain of the IT Assets being purchased, as more fully described in the Bill of Sale and Assignment, dated the date hereof, by and among ZD Inc., WP Education and WBT Operating (the "Assigned Assets");

                  WHEREAS, the Company will contribute substantially all of the Co-Investment to WBT Operating in order to enable WBT Operating to purchase such Assigned Assets; and
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                  WHEREAS, the Investor desires to co-invest in the Company (the
"Co-Investment") by purchasing from the Company certain membership interests designated as class A common units of the Company (the "Class A Common Units"), and the Company wishes to issue and sell Class A Common Units to the Investor, subject to the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the premises and covenants and agreements contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                    PURCHASE AND SALE OF CLASS A COMMON UNITS

                  1.1 Sale and Issuance of Class A Common Units.

                  (a) Upon the terms and subject to the conditions set forth herein, the Investor hereby subscribes for and agrees to purchase at the Closing (as defined in Section 1.2), and the Company does hereby agree to sell to the Investor and deliver to WPMP on behalf of the Investor that number of Class A Common Units set forth opposite the Investor's name on the signature page hereto for the total consideration set forth opposite the Investor's name on the signature page hereto (the "Equity Contribution").

                  (b) It is understood and agreed that the Co-Investment contemplated by this Agreement is separate from and independent of the partnership agreements governing the U.S. Equity Group, and that accordingly,
(i) the Investor shall not (A) be obligated to pay any management fees or incentive compensation to WPMP in respect of the Class A Common Units or (B) participate in any transaction with or share any fees payable to WPMP as general partner of each of the U.S. Equity Group members, or to the limited partners of the U.S. Equity Group in respect of the U.S. Equity Group' investment in the Company; and (ii) the Investor and the U.S. Equity Group will each bear its own expenses in connection with the co-investment contemplated by this Agreement.

                  1.2 Closing. The closing of the transactions described in
Section 1.1 (the "Closing") will take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York, on a date and time to be determined in the reasonable discretion of WPMP but in no event prior to the


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satisfaction of the conditions set forth in Article VI. At or before the
Closing, the Investor shall tender the purchase price for the Class A Common Units set forth under the Investor's name on the signature page hereto by wire transfer in immediately available funds to an account designated by the U.S. Equity Group and WPMP on behalf of the Company and concurrently therewith, the Company shall issue and deliver to WPMP on behalf of the Investor that number of Class A Common Units set forth below the Investor's name on the signature page hereto. In order to expedite an orderly closing of the Asset Purchase, at the request of WPMP stating that the conditions to the Asset Purchase shall be satisfied on the Closing, on the business day immediately preceding the Closing, the Investor shall wire transfer in immediately available funds such Investor's Equity Contribution to an account designated by WPMP to be held to fund the Asset Purchase.


                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

                  The Investor represents and warrants to the Company that:

                  2.1 Federal Securities Laws Matters. This Agreement is made in reliance upon the Investor's representations to the Company, which by acceptance hereof the Investor hereby confirms, that: (a) the Class A Common Units are being acquired for its own account and not for purposes of distribution thereof,
(b) that it is an "accredited investor" (as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "Securities Act")), (c) it understands that the Class A Common Units have not been registered under the Securities Act, are being sold to the Investor in a transaction that is exempt from the registration requirements of the Securities Act, and must be held by the Investor indefinitely unless subsequently registered under the Securities Act or offered and sold pursuant to an exemption from such registration requirement, (d) its financial situation is such that it can afford to bear the economic risk of holding the Class A Common Units for an indefinite period, (e) it can afford to suffer the complete loss of its investment in the Class A Common Units, (f) it understands and has taken cognizance of all the risk factors related to the purchase of the Class A Common Units, (g) its knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of the investment in the Class A Common Units, and (h) it has been afforded access to all information that it has requested with respect to the business, operations, and prospects of the Company.


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                  2.2 Organization; Authority. The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Investor represents and warrants to the other parties hereto that (a) the Investor has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder, (b) this Agreement has been duly authorized, executed and delivered by it, (c) this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, and (d) its purchase of and payment for the Class A Common Units and ownership of the Class A Common Units on the terms and conditions set forth herein will not violate any applicable law or governmental regulation to which the Investor is subject.

                  2.3 Non-Contravention. The execution and delivery of this Agreement by the Investor does not, and the consummation by the Investor of the transactions contemplated hereby and the performance by the Investor of the obligations which it is obligated to perform hereunder will not, (a) for each Investor which is not an individual, violate any provision of the articles of association, by-laws, agreement of limited partnership or other organizational documents of the Investor, (b) violate in any material respect any law, regulation, rule, order, judgment or decree to which the Investor is subject,
(c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material contract to which the Investor is a party or by which any of its assets or properties are bound or (d) result in the creation of any lien or other encumbrance on any of the material assets or properties of the Investor or the loss of any material license or other material contractual right with respect thereto.

                  2.4 Consents, Approvals and Notices. The execution and delivery of this Agreement by Investor and the consummation by the Investor of the transactions contemplated hereby does not require any (a) consent, authorization, order or approval of, filing or registration with, or notice to, any governmental or regulatory authority, which has not been obtained previously, or (b) consent, authorization, approval, waiver, order, license, certificate or permit or act of or from, or notice to, any party to any contract to which the Investor is a party or by which any of its assets or properties are bound, which has not been obtained previously.

                  2.5 Litigation. There is no action, suit or proceeding pending or, to the knowledge of the Investor, threatened, before any court against the Investor which challenges the validity or the propriety of the transactions contemplated by this Agreement.


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                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Investor that:

                  3.1 Authorization of the Company. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and for the authorization, issuance and delivery of the Class A Common Units being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company and shall be enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally and except to the extent enforceability may be limited by general equitable principles.

                  3.2 Ownership of the Company. Upon the issuance of the Class A Common Units at Closing, each issued and outstanding Class A Common Unit will be duly authorized, validly issued and outstanding.

                  3.3 Non-Contravention. The execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the transactions contemplated hereby and the performance by the Company of the obligations which it is obligated to perform hereunder will not, (a) violate any provision of the organizational documents of the Company, (b) violate in any material respect any material law, regulation, rule, order, judgment or decree to which the Company is subject, (c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material mortgage, indenture, lease, franchise, license, permit, agreement or instrument to which the Company is a party or by which any of its assets or properties are bound.



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                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF THE U.S. EQUITY GROUP

                  The U.S. Equity Group represents and warrants to the Investor that:

                  4.1 Authorization of U.S. Equity Group. Each of USEP and USEP Offshore has the requisite limited partnership power and authority to enter into this Agreement and to perform its obligations hereunder, this Agreement has been duly authorized, executed and delivered by it, and this Agreement constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms.

                  4.2 Non-Contravention. The execution and delivery of this Agreement by each of USEP and USEP Offshore does not, and the consummation by each of USEP and USEP Offshore of the transactions contemplated hereby and the performance by each of USEP and USEP Offshore of the obligations that each of USEP and USEP Offshore is obligated to perform hereunder will not, (a) violate any provision of the articles of association, by-laws, agreement of limited partnership or other organizational documents of either USEP or USEP Offshore,
(b) violate in any material respect any law, regulation, rule, order, judgment or decree to which each of USEP and USEP Offshore is subject, (c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material contract to which each of USEP and USEP Offshore is a party or by which any of the assets or properties of each of USEP and USEP Offshore are bound or
(d) result in the creation of any lien or other encumbrance on any of the material assets or properties of each of USEP and USEP Offshore or the loss of any material license or other material contractual right with respect thereto.

                                    ARTICLE V

                CERTAIN AGREEMENTS REGARDING INVESTOR SECURITIES

                  5.1      Transfers.

                  (a) The Investor understands that the Class A Common Units have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder are exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued


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thereunder, and that the Company's reliance on such exemption is predicated on the representations and warranties of the Investor set forth herein.

                  (b) The Investor represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company. The Investor further represents that it is familiar with the business and financial condition, properties, operations and prospects of the Company and that it has had access, during the course of the transactions contemplated hereby and prior to its purchase of Class A Common Units, to the same kind of information that is specified in Part I of a registration statement under the Securities Act, and that it has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the investment and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Investor or to which the Investor has had access. The Investor has made, either alone or together with its advisors, such independent investigation of the Company the Investor deems to be, or its advisors deem to be, necessary or advisable in connection with this investment. The Investor understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of this investment.

                  (c) The Investor represents that it will not sell, transfer or otherwise dispose of the Class A Common Units without registration under the Securities Act and applicable state securities laws, or an exemption therefrom. The Investor understands that, in the absence of an effective registration statement covering the Class A Common Units or an available exemption from registration under the Securities Act and applicable state securities laws, the Class A Common Units must be held indefinitely. In particular, the Investor acknowledges that it is aware that the Class A Common Units may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. The Investor represents that, in the absence of an effective registration statement covering the Class A Common Units or an exemption from registration under the Securities Act, it will sell, transfer or otherwise dispose of the Class A Common Units only in a manner consistent with its representations set forth herein and then only in accordance with the LLC Agreement (as defined in Section 6.1).



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                  (d) The Investor represents that it (i) is capable of bearing the economic risk of holding the unregistered Class A Common Units for an indefinite period of time and has adequate means for providing for its current needs and contingencies, (ii) can afford to suffer a complete loss of this investment and (iii) understands all risk factors related to the purchase of the Class A Common Units.

                  (e) The Investor understands that the purchase of the Class A Common Units involves a high degree of risk, that there is no established market for the Class A Common Units and that it is not likely that any public market for the Class A Common Units will develop in the near future.

                  (f) The Investor represents that neither it nor anyone acting on its behalf has paid any commission or other remuneration to any person in connection with the purchase of the Class A Common Units.


                                   ARTICLE VI

                              CONDITIONS PRECEDENT

                  The obligations of the Company and the Investor hereunder are subject to the fulfillment of the following conditions:

                  6.1 Limited Liability Company Agreement. The Company and the Investor shall have executed and delivered a limited liability company agreement (the "LLC Agreement").

                  6.2 Asset Purchase Conditions. All conditions to the closing of the Asset Purchase shall have been performed or waived as of the date of such closing in accordance with the terms of the Purchase Agreement.

                  6.3 Simultaneous Purchase. The U.S. Equity Group shall have contributed not less than $___________ in cash to the Company.



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                                   ARTICLE VII

                                  MISCELLANEOUS

                  7.1 Complete Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof, including without limitation the Original Agreement. Without limiting the generality or effect of the foregoing, the Investor hereby acknowledges and agrees that neither the U.S. Equity Group, WPMP, the Company nor any other person or entity made any representation or warranty or furnished any information with respect to the Company or the Class A Common Units upon which Investor relied in connection with the transactions contemplated hereby. Investor further acknowledges that it is a sophisticated entity and has independently made its own investment decision in respect thereof and hereby agrees not to pursue any claim or cause of action against the U.S. Equity Group, WPMP, the Company or any such other person or entity in connection therewith or as a result thereof and that its sole and exclusive remedies with respect to the transactions contemplated hereby will arise only out of a material breach of a representation, warranty or covenant herein.

                  7.2 Amendment. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by all of the parties hereto.

                  7.3 Notices. All notices, statements, instructions or other documents provided for herein shall be in writing and shall be delivered either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, addressed to Investor, WPMP or the Company at its address set forth on the signature page hereto. Each party, by written notice given to the other party in accordance with this Section 7.3, may change the address to which notices, statements, instructions or other documents are to be sent to such party. All notices, statements, instructions and other documents hereunder will be deemed to have been given on the earlier of the date of actual delivery and three days after the date of mailing, except that notice of a change of address will be effective only upon actual delivery.

                  7.4 Successors; Assigns. The terms and conditions of this Agreement will be binding on and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that rights and obligations

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under this Agreement may not be assigned or delegated by any party hereto without the prior written consent of the other party hereto.

                  7.5 Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which will be deemed to be an original, but all of which shall together constitute one and the same instrument.

                  7.6 Severability. The invalidity, illegality or unenforceability of any provision of this Agreement in any jurisdiction will not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement or such provision in any other jurisdiction, it being the intent of the parties hereto that all rights and obligations of the parties hereto under this Agreement shall be enforceable to the fullest extent permitted by law.

                  7.7 Headings. The section headings herein are for convenience of reference only and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof. All references to "Article", "Articles", "Section" and "Sections" refer to the corresponding Article, Articles, Section and Sections of this Agreement unless specifically noted otherwise.

                  7.8 Applicable Law. The laws of the State of New York will govern this Agreement, regardless of the laws that might be applied under applicable principles of conflict of laws.

                  7.9 No Third Party Beneficiaries. This Agreement is intended to be solely for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the day and year first above written.


                                   WBT HOLDINGS LLC

                                   By:  /s/
                                       --------------------------------------
                                           Name:
                                           Title:


                                    WP MANAGEMENT PARTNERS, L.L.C.

                                    By: /s/
                                       --------------------------------------
                                            Name:
                                            Title:


                                    U.S. EQUITY PARTNERS, L.P.

                                    By:      WP Management Partners, L.L.C.,
                                              its General Partner

                                    By: /s/
                                       --------------------------------------
                                             Name:  Robert A. Fogelson
                                             Title:  Vice President


                                    U.S. EQUITY PARTNERS (OFFSHORE), L.P.

                                    By:      WP Management Partners, L.L.C.,
                                             its General Partner

                                    By: /s/
                                       --------------------------------------
                                              Name:  Robert A. Fogelson
                                              Title:  Vice President

Address for each of WBT Holdings LLC,
WP Management Partners, L.L.C., US.
Equity Partners, L.P. and
U.S. Equity Partners (Offshore), L.P.:

c/o WP Management Partners, L.L.C.
31 West 52nd Street
New York, New York  10019

Attention:        James C. Kingsbery
                  Jordan Bernstein, Esq.
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         IN WITNESS WHEREOF, the Investor has executed this Agreement as of the day and year first above written.



                               TMCT VENTURES, L.P.

                                By:
                                       --------------------------------------
                                       Name:
                                       Title:

Address:




           Aggregate Price of Class A                      Number of Class A
                  Common Units                                Common Units
                 $14,922,396.00                                3,730,599